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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 6, 2002

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

        Delaware                  333-47270                      13-3416059
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     (State or other             (Commission                   (IRS Employer
     jurisdiction of             File Number)               Identification No.)
     incorporation)

               250 Vesey Street
      4 World Financial Center 10th Floor                          10080
             New York, New York
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      (Address of principal executive offices)                   Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)
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ITEM 5.     Other Events.

         The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-47270 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $779,254,150 in aggregate principal amount Class A-1, Class A-2, Class M-1, Class M-2, Class B and Class R Certificates of its Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 on December 6, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated December 4, 2002, as supplemented by the Prospectus Supplement, dated December 4, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2002, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Home Mortgage, Inc., as Securities Administrator and HSBC Bank USA, as trustee (the "Trustee"). The "Certificates" consist of the following classes: A-1, Class A-2, Class 2-A1, Class M-1, Class M-2, Class B, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $783,179,495.78 as of November 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.
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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    1.1 Terms Agreement, dated December 4, 2002, between Merrill Lynch Mortgage Investors, Inc., as Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated Structured Asset Securities Corporation, as Underwriter.

                    4.1               Trust Agreement, dated as of November
                                      1, 2002, among Merrill Lynch Mortgage
                                      Investors, Inc., as Depositor, Wells Fargo
                                      Home Mortgage, Inc., as Master Servicer
                                      and HSBC Bank USA, as Trustee.

                    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2002, between Merrill Lynch Mortgage Capital Inc., as Seller and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                    99.2 Reconstituted Servicing Agreement, dated as of November 1, 2002, among Option One Mortgage Corporation and Merrill Lynch Mortgage Capital Inc.

                    99.3 Reconstituted Servicing Agreement, dated as of November 1, 2002, among Wells Fargo Home Mortgage, Inc. and Merrill Lynch Mortgage Capital Inc.

                    99.4 Master Mortgage Loan Purchase and Servicing Agreement, dated as of
                                      August 1, 2002, among Merrill Lynch
                                      Mortgage Capital Inc., Option One Mortgage
                                      Corporation, Option One Owner Trust
                                      2001-1A, Option One Owner Trust 2001-1B,
                                      Option One Owner Trust 2001-2 and Option
                                      One Owner Trust 2001-3.

                    99.5 Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (WFMR Series 2002-M09), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS,
                                          INC.

                                          By:   /s/ Matthew Whalen
                                                ---------------------------
                                          Name: Matthew Whalen
                                          Title:President

Date: December 23, 2002
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                                  EXHIBIT INDEX

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
Exhibit No.                                            Description                                     Page No.
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
1.1                       Terms Agreement, dated December 4, 2002, between Merrill Lynch Mortgage
                          Investors, Inc., as Depositor and Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated Structured Asset Securities Corporation, as Underwriter.

4.1                       Trust Agreement, dated as of November 1, 2002, among Merrill Lynch
                          Mortgage Investors, Inc., as Depositor, Wells Fargo Home Mortgage, Inc.,
                          as Master Servicer and HSBC Bank USA, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2002, between Merrill Lynch Mortgage Capital Inc., as Seller and Merrill Lynch
                          Mortgage Investors, Inc., as Purchaser.

99.2                      Reconstituted Servicing Agreement, dated as of November 1, 2002, among
                          Option One Mortgage Corporation and Merrill Lynch Mortgage Capital Inc.

99.3                      Reconstituted Servicing Agreement, dated as of November 1, 2002, among
                          Wells Fargo Home Mortgage, Inc. and Merrill Lynch Mortgage Capital Inc.

99.4 Master Mortgage Loan Purchase and Servicing Agreement, dated as of August 1, 2002, among Merrill Lynch Mortgage Capital Inc., Option One Mortgage Corporation, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2 and Option One Owner Trust 2001-3.

99.5                      Seller's Warranties and Servicing Agreement, dated as of August 1, 2002
                          (WFMR Series 2002-M09), between Lehman Brothers Bank, FSB and Wells Fargo
                          Home Mortgage, Inc.
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